Exhibit 10.5

FIRST AMENDMENT TO ABL TERM LOAN CREDIT AGREEMENT

THIS FIRST AMENDMENT TO ABL TERM LOAN CREDIT AGREEMENT, dated as of March 31, 2025 (this “Amendment”), is entered into by and among SPORTSMAN’S WAREHOUSE, INC., a Utah corporation (the “Lead Borrower”), SPORTSMAN’S WAREHOUSE SOUTHWEST, INC., a California corporation (“Sportsman’s SE”), MINNESOTA MERCHANDISING CORP., a Minnesota corporation (“MN Merchandising”), PACIFIC FLYWAY WHOLESALE, LLC, a Delaware limited liability company (“Pacific Flyway”), SPORTSMAN’S WAREHOUSE DEVELOPMENT I, LLC, a Delaware limited liability company (“Sportsman’s Development”), SPORTSMAN’S WAREHOUSE DEVELOPMENT II, LLC, a Delaware limited liability company (“Sportsman’s Development II”), ONADVENTURE, LLC, a Delaware limited liability company (“OnAdventure”), THE AMERICAN PARTS CO., LLC, a Delaware limited liability company (“TAPCO”, and together with the Lead Borrower, Sportsman’s SE, MN Merchandising, Pacific Flyway, Sportsman’s Development, Sportsman’s Development II and OnAdventure, collectively, the “Borrowers”), Sportsman’s Warehouse Holdings, Inc., a Delaware corporation (the “Guarantor”), the Delayed Draw Term Loan Lenders party hereto, and PLC AGENT LLC, as administrative and collateral agent for the Lenders (in such capacities, the “Agent”).

W I T N E S S E T H:

A.
Reference is made to that certain ABL Term Loan Credit Agreement, dated as of July 30, 2024 (the “Existing Credit Agreement”, and as further modified, supplemented, extended, renewed, restated or replaced, including by this Amendment, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement), by and among the Borrowers, the Guarantor, the Lenders party thereto and the Agent.

B.
The Borrowers have requested that the Delayed Draw ABL Term Loan Lenders extend the Delayed Draw ABL Term Loan Commitment Period, and the Delayed Draw ABL Term Loan Lenders have agreed to do so, subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.
Amendment to Credit Agreement. In reliance upon the representations and warranties of the Loan Parties set forth in Section 3 below and subject to the conditions to effectiveness set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a)
The definition of “Delayed Draw ABL Term Loan Commitment Termination Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Delayed Draw ABL Term Loan Commitment Termination Date” means the earliest of (i) July 31, 2025, (ii) the date upon which the Delayed Draw ABL Term Loan Commitments shall have been reduced to zero upon the borrowing of all available Delayed Draw ABL Term Loans pursuant to Section 2.01(c), and (iii) the termination of the Delayed Draw ABL Term Loan Commitments in accordance with Article VIII.

2.
Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

1

(a)
The Agent and the Delayed Draw ABL Term Loan Lenders shall have received this Amendment duly executed by the Loan Parties;

(b)
all representations and warranties of the Loan Parties set forth herein and in the Loan Documents shall be true and correct in all material respects, (ii) no Event of Default or Default shall have occurred and be continuing, and (iii) the Loan Parties shall be in compliance in all material respects with the Credit Agreement and the other Loan Documents; and

(c)
the Agent and the Delayed Draw ABL Term Loan Lenders shall have received all other documents, information and reports required or requested to be executed and/or delivered by the Loan Parties under any provision of this Agreement or any of the Loan Documents.

3.
Representations and Warranties. To induce the Agent and the Delayed Draw ABL Term Loan Lenders to execute and deliver this Amendment, each Loan Party hereby represents and warrants that:

(a)
the representations and warranties of the Loan Parties contained in the Loan Agreement or any other Loan Document are true and correct in all material respects (or in all respects for such representations and warranties that are by their terms already qualified as to materiality) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all respects (or in all material respects for such representations and warranties that are not by their terms already qualified as to materiality) as of such earlier date;

(b)
no Event of Default or Default has occurred and is continuing;

(c)
this Amendment and the Credit Agreement constitute legal, valid and binding obligations of the Loan Parties enforceable against each such Loan Party in accordance with their terms, except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles; and

(d)
the execution and delivery by each of the Loan Parties of this Amendment does not require the consent or approval of any person, Governmental Authority or any other entity, whether acting in an individual, fiduciary or other capacity, except such consents and approvals as have been obtained.

4.
Costs and Expenses. The Loan Parties agree to pay or reimburse the Agent for all expenses incurred in connection with the preparation, negotiation and closing of the transactions contemplated hereby, including without limitation reasonable attorneys’ fees and expenses, and all such amounts shall be part of the Obligations.

5.
Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

6.
Governing Law. This Amendment shall be construed in accordance with the substantive laws of the State of New York without regard to conflict of laws.

7.
No Waiver. This Amendment shall not constitute a waiver of any Event of Default or any other event which, upon the lapse of time, service of notice, or both, which would constitute an Event of Default, existing under the Credit Agreement, or a waiver or modification of any of the Lenders’ rights and remedies or of any of the terms, conditions, warranties, representations, or covenants contained in the Credit Agreement, and the Agent and the Lenders hereby reserve all of their respective rights and remedies pursuant to the Loan Documents and applicable law.

8.
Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall be considered one and the same document. Delivery of an executed counterpart of a signature page of this document by facsimile shall be effective as delivery of a manually executed counterpart of this document.

9.
Release of Claims. In consideration of the agreements of the Agent and the Lenders contained in this Amendment, each of the Loan Parties hereby irrevocably releases and forever discharges the Agent, the Lenders and their respective affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which any Loan Party ever had or now has against any Released Person which relates, directly or indirectly, to any acts or omissions of such Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

SPORTSMAN’S WAREHOUSE, INC., a Utah corporation, as Lead Borrower and as a Borrower By: /s/ Jeff White Name: Jeff White Title: CFO
SPORTSMAN’S WAREHOUSE SOUTHWEST, INC., a California corporation, as a Borrower By: /s/ Jeff White Name: Jeff White Title: CFO
MINNESOTA MERCHANDISING CORP., a Minnesota corporation, as a Borrower By: /s/ Jeff White Name: Jeff White Title: CFO
PACIFIC FLYWAY WHOLESALE, LLC, a Delaware limited liability company, as a Borrower By: Sportsman’s Warehouse, Inc., its Sole Member By: /s/ Jeff White Name: Jeff White Title: CFO
SPORTSMAN’S WAREHOUSE DEVELOPMENT I, LLC, a Delaware limited liability company, as a Borrower By: Sportsman’s Warehouse, Inc., its Sole Member By: /s/ Jeff White Name: Jeff White Title: CFO

[Signature Page to First Amendment]

SPORTSMAN’S WAREHOUSE DEVELOPMENT II, LLC, a Delaware limited liability company, as a Borrower By: Sportsman’s Warehouse, Inc., its Sole Member By: /s/ Jeff White Name: Jeff White Title: CFO

ONADVENTURE, LLC, a Delaware limited liability company, as a Borrower

By: /s/ Jeff White

Name: Jeff White

Title: CFO

THE AMERICAN PARTS CO., LLC, a Delaware limited liability company, as a Borrower

By: /s/ Jeff White

Name: Jeff White

Title: CFO

SPORTSMAN’S WAREHOUSE HOLDINGS, INC., a Delaware corporation, as a Guarantor

By: /s/ Jeff White

Name: Jeff White

Title: CFO

[Signature Page to First Amendment]

PLC AGENT LLC, as Agent

By: Pathlight Capital LP,

       Its Sole Member

By: Pathlight GP LLC,

      Its General Partner

By: /s/ Roger Malouf

Name: Roger Malouf

Title: Managing Director

PATHLIGHT CAPITAL FUND II LP, as a Lender

By: Pathlight Partners II GP, LLC

       Its General Partner

By: /s/ Roger Malouf

Name: Roger Malouf

Title: Managing Director

Pathlight Capital Fund III LP, as a Lender

By: Pathlight Partners III GP, LLC

       Its General Partner

By: /s/ Roger Malouf

Name: Roger Malouf

Title: Managing Director

Pathlight Capital EVERGREEN FUND LP, as a Lender

By: Pathlight Partners Evergreen GP, LLC

       Its General Partner

By: /s/ Roger Malouf

Name: Roger Malouf

Title: Managing Director

[Signature Page to First Amendment]

Pathlight Capital MASTER FUND ii LP, as a Lender By: Pathlight Partners II GP, LLC Its General Partner By: /s/ Roger Malouf Name: Roger Malouf Title: Managing Director

[Signature Page to First Amendment]